New York Community Bancorp, Inc.

RBC Capital Markets
Financial Institutions Conference
September 19, 2002

Forward-Looking Statements and Risk Factors

This presentation contains certain forward-looking statements with regard to the Company's prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions, and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," or other similar expressions. The Company's ability to predict results or the actual effects of its plans and strategies are inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in market interest rates, general economic conditions, legislation, and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services and loan products in the Company's local markets; changes in local real estate values; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing, and services.

Specific factors that could cause future results to vary from current management expectations are detailed from time to time in the Company's SEC filings, most recently including its second quarter 2002 Quarterly Report on Form 10-Q.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

New York Community Bancorp, Inc.

Balance Sheet Summary

	6/30/02	Y-O-Y Increase
• Assets	$10.2 billion	126.7%
• Loans	5.3	62.3
• Multi-family loans	4.0	88.9
• Mortgage originations	1.4	171.6
• Securities available for sale	3.4	453.3
• Deposits	5.3	71.9
• Core deposits	3.3	136.8
• Market cap	3.0*	32.8*

*As of 9/13/02

New York Community Bancorp, Inc.

Income Statement Summary

(dollars in millions, except per share amounts)

	For the 6 Mos. Ended 6/30/02	Y-O-Y Increase
• Earnings	$104.5	125.4%
• Diluted EPS	1.03	37.3
• Cash earnings	126.4	120.2
• Diluted cash EPS	1.25	34.4
• ROA	2.18%	17bp
• Spread	4.15	110
• Margin	4.33	102

Investment Features

- Industry-leading financial performance
- Robust asset and loan growth
- Exceptional asset quality
- Effective cost control
- Aggressive capital management strategies
- Disciplined acquisitions
- Attractive markets
- Superior shareholder returns

Financial Reporting / Corporate Governance Practices

- Transparent financials: what you see is what you get
- Off-balance-sheet commitments at 6/30/02 limited to outstanding loan commitments of $481.9 million and investment commitments of $296.4 million
- No unconsolidated or special-purpose entities
- Independent directors represent a two-thirds majority of the Board of Directors and 100% of Audit, Compensation, and Nominating Committees
- All stock option plans have been shareholder-approved
- Regulatory agency audits year-to-date have included:

– FDIC:	Safety & Soundness / CRA & Compliance / IT
– Federal Reserve Bank:	Safety & Soundness (Holding Company)
– NYS Banking Department:	Compliance
– NJ Banking Department:	Compliance

- As a federally regulated bank holding company, the Company has been subject to rigorous financial reporting requirements throughout its public life

New York Community Bancorp, Inc.

The Company has been named the top performing large thrift in the nation based on its 1995-2001 performance.*

Ranking Criteria	2001 Core Industry Average**	2001 NYCB Core	2001 NYCB Cash	1H 2002 NYCB Core	1H 2002 NYCB Cash
ROA	0.83 %	1.65 %	2.33 %	2.07 %	2.63 %
ROE	8.61	18.30	25.90	18.87	23.99
Efficiency ratio	62.61	35.03	27.51	30.66	28.28
NPAs/Total assets	0.60	0.19	0.19	0.14	0.14
NCOs/Total loans	0.19	0.00	0.00	0.00	0.00

* May 2002 *ThriftINVESTOR*

** SNL Financial

New York Community Bancorp, Inc.

Robust Average Interest-earning Asset Growth

(dollars in millions)


12/31/99
$13.1
$9.3
$166.8
$48.0
$1,631.2
12/31/00
$40.9
$24.4
$225.0
$108.2
$1,902.8
12/31/01
$373.2
$977.7
$153.2
$664.7
$4,228.0
6/30/02
$511.7
$2,304.2
$5,471.3
$29.1
$1,285.9

Total Average Assets: $1.9B	Total Average Assets: $2.3B*	Total Average Assets: $6.4B**	Total Average Assets: $9.6B

- Mortgage and other loans
- Securities
- Mortgage-backed securities
- Money market investments
- Non-interest-earning assets

* Includes one month of assets acquired in the Haven transaction.

** Includes five months of assets acquired in the Richmond County transaction.

The profitability of the Company's multi-family mortgage loan portfolio reflects several factors.

- Efficient production process
- Adjustable rate structure – primarily 5-year fixed/5-year adjustable
- 4-year average term to maturity
- Pre-payment penalties
  - Year 1: 5 points
  - Year 2: 5 points
  - Year 3: 4 points
  - Year 4: 3 points
  - Year 5: 2 points

New York Community Bancorp, Inc.

The quality of the multi-family mortgage loan portfolio is supported by consistent underwriting standards.

- Average LTV ratio: 58.8%
- Minimum debt coverage ratio: 120%
- Average debt coverage ratio: approximately 140%
- Average loan: $1.7 million
- Primarily rent-controlled/rent-stabilized buildings
- Stabilized cash flow
- Thorough appraisal process
- No multi-family charge-offs since 1987

New York Community Bancorp, Inc.

Multi-Family Loan Origination Performance in a Variety of Interest Rate Environments


(dollars in millions)
Six-Mos. Production
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$273.4
$418.9
$409.8
$603.4
$541.7
$791.3
$1,412.6
1.63%
1.61%
1.62%
1.69%
1.56% *
1.63%
2.18%
1996
1997
1998
1999
2000
2001
1H 2002
5 Year US Treasury Yield
ROA
Multi-family Loan Originations
* Core earnings

Exceptional Asset Quality


0.55%
0.54%
0.42%
0.38%
0.19%
0.17%
0.25%
0.19%
0.33%
0.19%
0.26%
0.14%
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
6/30/02
Non-performing assets as a percentage of total assets
Non-performing loans as a percentage of loans, net

New York Community Bancorp, Inc.
Effective Cost Control


58.29%
41.85%
30.47%
60.25%
36.51%
27.05%
60.52%
29.95%
26.37%
61.39%
30.20%*
24.47%
62.61%
38.04%
27.51%
60.72%
29.60%
28.28%
1997
1998
1999
2000
2001
1H 2002
Industry efficiency ratio
NYCB efficiency ratio
NYCB cash efficiency ratio
* Core earnings

Aggressive Capital Management Strategies

- 7 stock splits since 1994, including two in 2001
- A 61-fold increase in the quarterly cash dividend since 1994, including a 54% increase in the past year
- 14 share repurchases authorized since 10/94, including a 2.25 million share repurchase authorized on 2/19/02
- Issued $121.3 million in trust-preferred securities in December 2001
- Filed $400.0 million universal shelf registration in 2Q 2002
- Secondary offering in 2Q 2002 was 72% accretive to tangible equity and 60% accretive to tangible book value per share

New York Community Bancorp, Inc.

Disciplined Acquisitions

(dollars in millions)	Haven Bancorp	Richmond County	NYCB 2002 Results
Announcement Date:	June 2000	March 2001	--
Completed Date:	November 2000	July 2001	--
Announced Transaction Value:	$196	$802	--
Assets / Deposits:	$2,966 / $2,151*	$3,213 / $2,093*	$10,240 / $5,285
Announced Cost Savings:	~25% of Haven	11% of combined	Greatly exceeded
Announced Revenue Enhancements:	None	None	Significant revenue growth recorded
Efficiency Ratio:	73.9% (1Q'00)*	45.7% (4Q'00)*	27.00% (2Q'02)
Projected 2002 EPS:	$1.17	$1.56	$2.13 - $2.15**
Projected 2002 EPS Accretion:	21.7%	11.8% - 16.5%	36.5% - 37.8%**
Projected 2002 Cash EPS:	$1.41	$1.59	$2.32 - $2.37**
Projected 2002 Cash EPS Accretion:	10.8%	16.5%	45.9% - 49.1%**

* Data from the last company report filed prior to transaction announcement

** Company estimates

The Company has aggressively restructured its balance sheet over the past 19 months.

- Sold securities totaling $1.4 billion
- Sold 1-4 family and other loans totaling $680 million
- Securitized 1-4 family loans totaling $572 million
- Recorded loan repayments totaling $1.6 billion
- Originated mortgage loans totaling $2.6 billion

New York Community Bancorp, Inc.

Loan growth has been fueled by originations and the merger transactions.

(dollars in millions)

12/31/99	12/31/00	12/31/01	6/30/02


$8.7
$4.8
$1,348.4
$96.0
$152.6
$39.7
$59.5
$1,945.7
$324.1
$1,267.1
$116.9
$152.4
$3,255.2
$561.9
$1,318.3
$88.2
$146.2
$4,029.6
$519.8
$562.1***

12/31/99	12/31/00	12/31/01	6/30/02
Total Loans $1.6B	Total Loans $3.6B*	Total Loans $5.4B**	Total Loans $5.3B***
Loan Portfolio Yield 8.07%	Loan Portfolio Yield 7.97%	Loan Portfolio Yield 7.71%	Loan Portfolio Yield 7.60%
Loans/Deposits = 150%	Loans/Deposits = 112%	Loans/Deposits = 99%	Loans/Deposits = 101%

- Multi-family
- 1-4 family
- Commercial real estate
- Construction
- Other

* Includes loans acquired in the Haven transaction.

** Includes loans acquired in the Richmond County transaction.

*** Reflects securitization of $572 million in 2Q 2002.

New York Community Bancorp, Inc.

Core deposits have increased dramatically, boosting the Company's capacity for profitable loan production.

(dollars in millions)

12/31/99



$39.9
$377.9
$658.2

Total Deposits $1.1B
Cost of Deposits 3.87%

Core Deposits = $0.4B (38.8%)

12/31/00



$171.4
$1,212.0
$1,873.8

Total Deposits $3.3B*
Cost of Deposits 4.07%

Core Deposits = $1.4B (42.5%)

12/31/01



$2,587.6
$455.1
$2,407.9

Total Deposits $5.5B**
Cost of Deposits 3.39%

Core Deposits = $3.0B (55.8%)

6/30/02



$2,786.2
$481.6
$2,017.0

Total Deposits $5.3B
Cost of Deposits 2.03%

Core Deposits = $3.3B (61.8%)

- CDs
- Savings, NOW & MMAs
- Non-interest-bearing accounts

* Includes deposits acquired in the Haven transaction.

** Includes deposits acquired in the Richmond County transaction.

New York Community Bancorp, Inc.

The Company now has 109 banking offices in the attractive metro New York / New Jersey market.


Manhattan
Long Island
Newark
Queens
Staten Island

Locations	Traditional Branches	In-store Branches	Total
Queens	17	8	25
Staten Island	17	5	23*
New Jersey	16	3	19
Nassau	2	12	14
Suffolk	1	15	16
Other NYC	1	7	8
Westchester	--	4	4
	54	54	109

*Includes a customer convenience center.

Other operating income has grown significantly, primarily reflecting fees from operations and revenues from third-party product sales.

(dollars in millions)


Six-Month Totals
$68.9
$2.5
$73.1
$8.1
$205.8
$51.0
$178.5
$40.0
1999
2000
2001
1H2002
Total Core Revenues: $71.4
Total Core Revenues: $81.2
Total Core Revenues: $256.8
Total Core Revenues: $218.5
Net Interest income
Core other operating income

New York Community Bancorp, Inc.

Third-party product sales have risen dramatically, generating a 100% year-over-year increase in six-month gross revenues.

(dollars in millions)


Gross Sales
70%
89%
$26.8
$45.5
$30.1
$56.7
1Q 2001
1Q 2002
2Q 2001
2Q 2002


Gross Revenues
84%
109%
$1.5
$2.8
$1.6
$3.4
1Q 2001
1Q 2002
2Q 2001
2Q 2002

New York Community Bancorp, Inc.

The Company's record of significant earnings growth is expected to continue in 2002 and 2003.

CAGR:

Diluted GAAP EPS: 24.84%*

Diluted Cash EPS: 31.66%*



$0.72
$0.48
$0.96
$0.60
$1.04
$0.74
$1.33
$0.82**
$1.91
$1.34
$2.32-
$2.37
$2.13-
$2.15
$2.70-
$2.75
$2.48-
$2.52
1997
1998
1999
2000
2001
2002
2003
Company Estimates
Diluted earnings per share
Diluted cash earnings per share

* Calculated from 1997 to 2003E, using midpoint EPS values

** Core earnings

New York Community Bancorp, Inc.

NYCB's Cash ROE has consistently exceeded the industry average.



32.21%
31.38%
28.13%
25.90%
23.99%
22.99%
19.71%
17.32%
19.40%*
18.16%
19.83%
12.95%
7.93%
8.14%
8.12%
8.61%
8.78%
9.18%
1997
1998
1999
2000
2001
1H2002
Industry ROE
NYCB ROE
NYCB Cash ROE
* Core earnings

The Company's Cash ROA has consistently exceeded the industry average.


2.46%
1.61%
0.84%
2.64%
1.62%
0.89%
2.37%
1.69%
0.86%
2.52%
1.56%*
0.79%
2.33%
1.63%
0.83%
2.63%
2.18%
0.85%
Average Assets
(in thousands)
$1,441.3
1997
$1,658.3
1998
$1,868.3
1999
$2,301.3
2000
$6,396.9
2001
$9,602.2
1H 2002
Industry ROA
NYCB ROA
NYCB Cash ROA

* Core earnings

New York Community Bancorp, Inc.

Reflecting a 1,606% increase in share price since 11/23/93, the Company's market capitalization grew 2,676% through 9/13/02.

(dollars in millions, except per share amounts)



$109
$1.65
$175
$2.61
$249
$3.91
$362
$6.24
$604
$12.00
$632
$13.22
$570
$12.06
$1,087
$16.33
$2,329
$22.87
$3,026
$28.15
11/23/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
9/13/02
Market capitalization
Price per share (adjusted for 7 splits)

For more information about the Company:

- Log onto our web site: www.myNYCB.com
- E-mail requests to: iangarola@myNYCB.com
- Call Investor Relations at: (516) 683-4420
- Write to: New York Community Bancorp, Inc.
  615 Merrick Avenue
  Westbury, NY 11590